Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes

11.Income Taxes

The provision for income taxes comprises the following (in thousands):

	For the Years Ended December 31,
	2015	2014	2013
Current
U.S. federal	$55,026	$48,577	$45,348
U.S. state and local	8,104	7,285	7,731
Foreign	397	597	511
Deferred
U.S. federal, state and local	6,323	6,970	(6,995)
Foreign	2	8	7
Total	$69,852	$63,437	$46,602

A summary of the temporary differences that give rise to deferred tax assets/ (liabilities) follows (in thousands):

	December 31,
	2015	2014
Accrued liabilities	$39,529	$37,879
Stock compensation expense	8,555	11,591
Allowance for uncollectible accounts receivable	1,729	2,779
State net operating loss carryforwards	1,701	1,603
Other	896	807
Deferred income tax assets	52,410	54,659
Amortization of intangible assets	(50,136)	(47,946)
Accelerated tax depreciation	(18,030)	(15,641)
Currents assets	(1,576)	(1,519)
State income taxes	(1,465)	(698)
Market valuation of investments	(1,375)	(2,346)
Other	(857)	(1,023)
Deferred income tax liabilities	(73,439)	(69,173)
Net deferred income tax liabilities	$(21,029)	$(14,514)

 At December 31, 2015 and 2014, state net operating loss carryforwards were $34.0 million and $31.8 million, respectively.  These net operating losses will expire, in varying amounts, between 2022 and 2035.  Based on our history of operating earnings, we have determined that our operating income will, more likely than not, be sufficient to ensure realization of our deferred income tax assets.

A reconciliation of the beginning and ending of year amount of our unrecognized tax benefit is as follows (in thousands):

	2015	2014	2013
Balance at January 1,	$980	$892	$2,646
Unrecognized tax benefits due to positions taken in current year	260	247	219
Decrease due to expiration of statute of limitations	(188)	(159)	(1,973)
Balance at December 31,	$1,052	$980	$892

We file tax returns in the U.S. federal jurisdiction and various states.  The years ended December 31, 2012 and forward remain open for review for federal income tax purposes.  The earliest open year relating to any of our major state jurisdictions is the fiscal year ended December 31, 2010.  During the next twelve months, we do not anticipate a material net change in unrecognized tax benefits.

We classify interest related to our accrual for uncertain tax positions in separate interest accounts.  As of December 31, 2015 and 2014, we have approximately $125,000 and $123,000, respectively, accrued in interest payable related to uncertain tax positions.  These accruals are included in other current liabilities in the accompanying consolidated balance sheet.  Net interest expense related to uncertain tax positions included in interest expense in the accompanying consolidated statement of income is not material.

The difference between the actual income tax provision for continuing operations and the income tax provision calculated at the statutory U.S. federal tax rate is explained as follows (in thousands):

	For the Years Ended December 31,
	2015	2014	2013

Income tax provision calculated using the statutory rate of 35%	$63,044	$56,964	$43,340
State and local income taxes, less federal income tax effect	5,787	5,536	4,323
Uncertain tax position adjustments	-	-	(1,782)
Nondeductible expenses	1,438	1,290	1,250
Other --net	(417)	(353)	(529)
Income tax provision	$69,852	$63,437	$46,602
Effective tax rate	38.8%	39.0%	37.6%

Summarized below are the total amounts of income taxes paid during the years ended December 31 (in thousands):

2015	$62,928
2014	44,921
2013	55,827

Provision has not been made for additional taxes on $35.1 million of undistributed earnings of our domestic subsidiaries.  Should we elect to sell our interest in all of these businesses rather than to effect a tax-free liquidation, additional taxes amounting to approximately $12.9 million would be incurred based on current income tax rates.